EXHIBIT 10.2











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                          REGISTRATION RIGHTS AGREEMENT

         This  REGISTRATION  RIGHTS  AGREEMENT (this  "AGREEMENT"),  dated as of
November 29, 2006, is by and among Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. PetroHunter Energy Corporation, a Nevada corporation ("PETROHUNTER"), has agreed to purchase from the Company and Dolphin Energy Corporation, a Nevada corporation (the "PRB SALE"), all of their Leased Real Property (as defined in the 2005 Purchase Agreement, (as defined below)) in the Powder River Basin of Wyoming and Montana, as more specifically set forth on
SCHEDULE 1 to the November 2006 Waiver and Amendment (as defined below) (the "PRB ASSETS").

         B. The Company and certain of the Buyers (collectively, the "2004 BUYERS") entered into that certain Securities Purchase Agreement, dated as of August 19, 2004, pursuant to which the Company issued to the 2004 Buyers senior secured convertible notes (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "2004 NOTES"), dated August 19, 2004, in an aggregate original principal amount of $15,000,000 and warrants, dated August 19, 2004, to purchase initially an aggregate of 5,194,806 shares (subject to adjustment as provided therein) of the common stock, par value $0.001 per share, of the Company, and subsequently issued to the 2004 Buyers senior secured convertible notes, dated October 27, 2004, in an aggregate original principal amount of $5,000,000.

         C. The Company and certain of the Buyers (the "2005 BUYERS") entered into that certain Securities Purchase Agreement, dated as of May 31, 2005, pursuant to which the 2005 Buyers acquired senior secured convertible notes in an aggregate original principal amount of $10,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "2005 NOTES" and, collectively with the 2004 Notes, the "NOTES").

         D. The obligations of the Company and its subsidiaries under the Notes and certain other Transaction Documents (as defined in the November 2006 Waiver and Amendment) are collateralized by, among other things, the PRB Assets.

         E. The consent of the Buyers is required for the Company and PetroHunter to consummate the PRB Sale.

         F. The Company and PetroHunter are consummating the PRB Sale on the date hereof.

         G. In connection with the consent of the Buyers to the PRB Sale (the "CONSENT") pursuant to that certain November 2006 Waiver and Amendment (the "NOVEMBER 2006 WAIVER



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AND AMENDMENT"), dated as of even date herewith, by and among the Buyers and the
Company, the Company has agreed that (a) in the event that an Approved PRB Sale (as defined the November 2006 Waiver and Consent) is not consummated on or before December 31, 2006, it shall issue an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) (the "DECEMBER 2006 COMMON SHARES") of the Company's common stock, $0.001 par value per share (the "COMMON STOCK") to the Buyers pursuant to Section 6(c) thereof, unless certain conditions are satisfied, and (b) in the event that an Approved PRB Sale is not consummated on or before January 31, 2007, it shall issue an additional aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) (the "JANUARY 2007 COMMON SHARES" and, collectively with the December 2006 Common Shares, the "COMMON SHARES") of Common Stock to the Buyers pursuant to Section 6(c) thereof, unless certain conditions are satisfied.

         G. To induce the Buyers to execute and deliver the November 2006 Waiver and Amendment and grant the Consent pursuant thereto, the Company has agreed to provide the Buyers with certain registration rights with respect to the Common Shares upon issuance to the Buyers under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar successor statute.

                  b. "INVESTOR" means a Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

                  c. "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  d. "PRINCIPAL MARKET" means the principal securities exchange or trading market for a security.

                  e. "REGISTER,"  "REGISTERED,"  and  "REGISTRATION"  refer to a
registration   effected  by  preparing  and  filing  one  or  more  Registration
Statements  (as defined  below) in



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compliance  with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such
Registration   Statement(s)  by  the  United  States   Securities  and  Exchange
Commission (the "SEC").

                  f.  "REGISTRABLE  SECURITIES" means (i) the Common Shares, and
(ii) any shares of capital stock issued or issuable with respect to the Common Shares described in clause (i) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that any such Registrable Securities shall cease to be Registrable Securities when a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities (a) are disposed of in accordance with such Registration Statement, (b) are sold in accordance with Rule 144 (as defined in Section 8) or (c) become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

                  g. "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

                  h. "TRADING DAY" means any day on which the Common Stock is traded on its Principal Market; provided that "TRADING DAY" shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on its Principal Market for less than 4.5 hours.

                  i. "WEIGHTED AVERAGE PRICE OF THE COMMON STOCK" means as of any date, the dollar volume-weighted average price for the Common Stock on its Principal Market during the period beginning at 9:30 a.m. New York Time (or such other time as its Principal Market publicly announces is the official open of trading) and ending at 4:00 p.m. New York Time (or such other time as its Principal Market publicly announces is the official close of trading) as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" functions, or if the foregoing does not apply, the dollar volume-weighted average price of Common Stock in the over-the-counter market on the electronic bulletin board for Common Stock during the period beginning at 9:30 a.m. New York Time (or such other time as such over-the-counter market publicly announces is the official open of trading) and ending at 4:00 p.m. New York Time (or such other time as such over-the-counter market publicly announces is the official close of trading) as reported by Bloomberg, or if no dollar volume-weighted average price is reported for Common Stock by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for Common Stock as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Weighted Average Price cannot be calculated for Common Stock on such date on any of the foregoing bases, the Weighted Average Price of Common Stock on such date shall be the fair market value as mutually determined by the Company and the Investors holding at least two-thirds (2/3) of the Registrable Securities then outstanding as to which such determination is being made. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price of the Common Stock is being determined.



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        2.    REGISTRATION.

              a. MANDATORY REGISTRATION. Following the issuance of the Common Shares, the Company shall prepare and file with the SEC a Registration Statement on Form S-3, covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(c). The Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities issued to the Buyers in accordance with the November 2006 Waiver and Amendment. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than April 20, 2007 (the "EFFECTIVENESS DEADLINE").

              b. LEGAL COUNSEL. Subject to Section 5 hereof, the Buyers holding securities representing at least two-thirds (2/3) of the then-outstanding Registrable Securities shall have the right to select one (1) legal counsel to review and oversee any offering pursuant to this Section 2 ("LEGAL COUNSEL"), which shall be Katten Muchin Rosenman LLP or such other counsel as thereafter designated in writing to the Company by the Investors holding at least two-thirds (2/3) of the then-outstanding Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

              c. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

              d.  EFFECT   OF   FAILURE   TO   FILE   AND  OBTAIN  AND  MAINTAIN
EFFECTIVENESS  OF REGISTRATION STATEMENT.

                  i. If (x) a Registration Statement covering Registrable Securities and required to be filed by the Company pursuant to Section 2(a) of this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline or (y) on any day after a Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(t))) pursuant to such Registration Statement (including because of a failure to keep the such Registration Statement effective or to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, then in each case, as partial relief for the damages to any holder of Common Shares by reason of any such delay in or reduction of its ability to sell the Common Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (A) the total number of Registrable Securities held by such holder, multiplied by (B) the greater of (I) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days immediately preceding January 1, 2006 and (II) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days immediately preceding February 1, 2006 (subject in each case to appropriate adjustment for any




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share  dividend,  share split,  share  combination or other similar  transaction occurring during such period), multiplied by (C) the sum of (i) 0.02, if such Registration Statement is not declared effective by the Effectiveness Deadline, plus (ii) the product of 0.000667 multiplied by, as the case may be, (I) in the event of an occurrence described in clause (B) of this Section 2(d)(i)(x), the number of days after the Effectiveness Deadline that the Registration Statement is not initially declared effective by the SEC, or (II) in the event of an occurrence described in Section 2(d)(i)(y), the number of days after the Registration Statement has been declared effective by the SEC that the Registration Statement is not available (other than during an Allowable Grace Period) for the sale of all the Registrable Securities required to be included on such Registration.

                  ii. Any payment to which a holder shall be entitled pursuant to Section 2(d)(i) is referred to herein as a "REGISTRATION DELAY PAYMENT." A Registration Delay Payment shall be paid on the earlier of (A) the last day of the calendar month during which such Registration Delay Payment is incurred and
(B) the third Business Day after the event or failure giving rise to the Registration Delay Payment is cured.

                  iii. In the event that a Registration Statement covering any Registrable Securities and required to be filed by the Company pursuant to
Section 2(d)(i) of this Agreement is not declared effective by the SEC on or before the Effectiveness Deadline, then, in addition to the Registration Delay Payments and as additional partial relief for the damages to any holder of such Registrable Securities by reason of any such delay in its ability to sell such Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall, no later than the third (3rd) Business Day after the applicable Registration Statement is declared effective by the SEC, pay such holder an amount in cash equal to the amount (if greater than $0) equal to the product of (A) the total number of such Registrable Securities held by such holder, multiplied by (B) the result of (I) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days immediately preceding the Effectiveness Deadline (subject to appropriate adjustment for any share dividend, share split, share combination or other similar transaction occurring during such period), minus (II) the arithmetic average of the Weighted Average Price of the Common Stock on each of the five (5) consecutive Trading Days immediately preceding the date on which such Registration Statement is declared effective by the SEC. The payments to which a holder shall be entitled pursuant to this Section 2(d)(iii) are referred to herein as "ADDITIONAL REGISTRATION DELAY PAYMENTS."

                  iv. In the event the Company fails to make any Registration Delay Payment or Additional Registration Delay Payment in a timely manner, such Registration Delay Payment or Additional Registration Delay Payment, as the case may be, shall bear interest at the rate of the lesser of 2.0% per month (prorated for partial months) or the highest lawful interest rate, in each case, until paid in full.

        3.    RELATED OBLIGATIONS.

              At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:





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              a.  The Company shall prepare and file with the SEC a Registration
Statement with respect to the applicable Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). No later than the first Business Day after such Registration Statement becomes effective, the Company will file with the SEC the final prospectus included therein pursuant to Rule 424 (or successor thereto) promulgated under the 1933 Act ("RULE 424"). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"). Such Registration Statement (including any amendments or supplements thereto and any prospectuses (preliminary, final, summary or free writing) contained therein or related thereto shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty eight (48) hours after the submission of such request.

              b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.

              c.   The  Company  shall  (i)  permit  Legal Counsel to review and comment upon (A) any Registration Statement at least five (5) Business Days prior to its filing with the SEC, and (B) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (ii) not file any document, registration statement, amendment or supplement  described  in the  foregoing  clause  (i) in a form to  which  Legal
Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel and each Investor. The Company shall furnish to Legal Counsel, without charge,
(x) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits and (y) upon the effectiveness of any Registration


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Statement,  one  (1)  copy  of the  prospectus  included  in  such  Registration
Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

              d. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via EDGAR, all exhibits and each preliminary prospectus,
(ii) upon the effectiveness of any Registration Statement, at least one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto and (iii) such other documents, including copies of any prospectus (preliminary, final, summary or free writing), as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

              e. The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or "blue sky" laws of all the states of the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(e) or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds
Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

              f. The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare and file with the SEC a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver at least one (1) copy of such supplement or amendment to Legal Counsel and each Investor. The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for



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amendments or supplements to a Registration  Statement or related  prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. In the event that the Company shall file a post-effective amendment that amends or modifies a prospectus or prospectus supplement in any way, the Company shall file a prospectus supplement, which prospectus supplement shall be filed pursuant to Rule 424, containing such amended or modified prospectus or prospectus supplement within one (1) Business Day of the date on which such post-effective amendment has become effective.

              g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

              h. At the  reasonable  request  (in the context of the  securities laws) of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

              i. At the  reasonable  request  (in the context of the  securities laws) of any Investor, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one (1) firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the
Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Inspector which exercises its rights under this Section 3(i) shall be obligated to execute a non-disclosure agreement containing such reasonable terms as the Company may request. The fees and expenses of the Inspectors shall be borne by the applicable Investor.

              j. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

              k. The Company shall use its best efforts to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange or trading market on which securities of the same class or series issued by the Company are listed, and (ii) without limiting the generality of the foregoing, arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

              l. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

              m. The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

              n. If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to such Investor and the sale and distribution of Registrable Securities thereby, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

              o. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

              p. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve (12)-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of a Registration Statement.

              q. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

              r. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as EXHIBIT B, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(r) and any subsequent notices to such new transfer agent.

              s. The Company shall make such filings with the NASD (including providing all required information and paying required fees thereto) as and when reasonably requested by any Investors and make all other filings and take all other actions reasonably necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement, including responding to any comments received from the NASD within five (5) Trading Days.

              t. Notwithstanding anything to the contrary in Section 3(f), at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a "GRACE PERIOD"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that (A) no Grace Period shall exceed fifteen (15) consecutive days, (B) during any 365 day period such Grace Periods shall not exceed an aggregate of thirty (30) days and (C) the first day of any Grace Period must be at least two (2) Trading Days after the last day of any prior Grace Period (a Grace Period that satisfies all of the requirements of this Section 3(t) being referred to as an "ALLOWABLE GRACE PERIOD"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the provisions of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

              u. Any legend endorsed on a certificate evidencing a Registrable Security held by an Investor and any stop transfer instructions or notations on the Company's records with respect to such Registrable Security shall be removed or lifted and the Company shall issue a certificate without such legend to such Investor (i) if the transfer or such Registrable Security has been registered under the Act, (ii) if such Registrable Security may be sold under Rule 144(k) of the 1933 Act or (iii) if such holder provides the Company with an opinion or counsel (which counsel and opinion are reasonably satisfactory to the Company) stating that a public sale or transfer of such Registrable Security may be made without registration under the 1933 Act.

        4.    OBLIGATIONS OF THE INVESTORS.

              a. At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement and at lease five (5) Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor's Registrable Securities are included in such Registration Statement (each an "INFORMATION REQUEST"). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

              b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

              c. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) or written notice from the Company of an Allowable Grace Period, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required or that the Allowable Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

         5.   EXPENSES OF REGISTRATION.

              All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

         6.   INDEMNIFICATION.

              In the event any Registrable Securities are included in a Registration Statement under this Agreement:

              a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, managers, employees, agents, and representatives thereof, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final, summary or free writing prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, "VIOLATIONS"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not apply to (i) a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(d), and (ii) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

              b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally but not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

              c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the

Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for up to one (1) separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding at least two-thirds (2/3) of the then-outstanding Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

              d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

              e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7.   CONTRIBUTION.

              To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited to an amount equal to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such seller has otherwise been required to pay in connection with such sale.

         8.   REPORTS UNDER THE 1934 ACT.

              With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

              a. make and keep public information available, as those terms are understood and defined in Rule 144;

              b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

              c. furnish  to  each  Investor  so  long  as  such  Investor  owns
Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

         9.   ASSIGNMENT OF REGISTRATION RIGHTS.

              The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable
Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

         10.  AMENDMENT OF REGISTRATION RIGHTS.

              Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the then-outstanding Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11.  MISCELLANEOUS.

              a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

              b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Galaxy Energy Corporation
                           1331 17th Street, Suite 1050
                           Denver, Colorado 80202
                           Attention:  Marc E. Bruner
                           Facsimile: (303) 293-2417

                  With copy to:

                           Dill Dill Carr Stonbraker & Hutchings, P.C.
                           455 Sherman Street, Suite 300
                           Denver, Colorado 80203
                           Attention:  Fay M. Matsukage

                           Facsimile: (303) 777-3823

                  If to Legal Counsel:

                           Katten Muchin Rosenman LLP
                           525 West Monroe Street
                           Chicago, Illinois 60661-3693
                           Telephone:  312-902-5200
                           Attention:  Mark D. Wood, Esq.
                           Facsimile:  312-902-1061

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or, in the case of a Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively. Notwithstanding the foregoing, the Company or its counsel may transmit versions of any Registration Statement (or any amendments or supplements thereto) to Legal Counsel in satisfaction of its obligations under Section 3(c) to permit Legal Counsel to review such Registration Statement prior to filing (and solely for such purpose) by email to mark.wood@kattenlaw.com, provided that delivery and receipt of such transmission shall be confirmed by electronic, telephonic or other means.

              c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

              d.  All   questions  concerning   the   construction,    validity,
enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

              e. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

              f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

              g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

              h. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

              i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

              j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least two-thirds (2/3) of the then-outstanding Registrable Securities. Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

              k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

              l. Each Buyer and each holder of Registrable Securities shall have all rights and remedies that such Buyers and holders have been granted at any time under any other agreement or contract and all of the rights that such Buyers and holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security or proving actual damages), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

              m. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, to the extent provided in Sections 6(a) and 6(b) hereof, each Investor, the directors, officers, partners, members, managers, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act and the 1934 Act and each of the Company's directors, each of the Company's officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act and the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

              n. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with United States Generally Accepted Accounting Principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (iv) the use of the word "including" in this Agreement shall be by way of example rather than limitation.


                                   * * * * * *

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                                      BUYERS:

GALAXY ENERGY CORPORATION                                     HFTP INVESTMENT L.L.C.
                                                              By:   Promethean Asset Management L.L.C.
                                                              Its:    Investment Manager
By:    /s/ CHRISTOPHER S. HARDESTY
       ------------------------------                         By:      /s/ ROBERT J. BRANTMAN
Name:     CHRISTOPHER S. HARDESTY                                    ------------------------------------
       ------------------------------                         Name:    Robert J. Brantman
Title:    SVP & CFO                                           Title:   Partner and Authorized Signatory
       ------------------------------

                                                              GAIA OFFSHORE MASTER FUND, LTD.

                                                              By:   Promethean Asset Management L.L.C.
                                                              Its:  Investment Manager

                                                              By:           /s/ ROBERT J. BRANTMAN
                                                                     --------------------------------------
                                                              Name:    Robert J. Brantman
                                                              Title:   Partner and Authorized Signatory


                                                              CAERUS FUND LTD.

                                                              By:   Promethean Asset Management L.L.C.
                                                              Its:  Investment Manager

                                                              By:           /s/ ROBERT J. BRANTMAN
                                                                     --------------------------------------
                                                              Name:    Robert J. Brantman
                                                              Title:   Partner and Authorized Signatory


                                                              PROMETHEAN II MASTER, L.P.

                                                              By:   Promethean Asset Management L.L.C.
                                                              Its:  Investment Manager

                                                              By:           /s/ ROBERT J. BRANTMAN
                                                                     --------------------------------------
                                                              Name:    Robert J. Brantman
                                                              Title:   Partner and Authorized Signatory



                                                              AG OFFSHORE CONVERTIBLES, LTD.

                                                              By:   Angelo, Gordon & Co., L.P.
                                                              Its:  Investment Manager


                                                              By:  /s/ JOSEPH R. WEKSELBLATT
                                                                  -------------------------------------
                                                              Name:  JOSEPH R. WESKELBLATT
                                                                    -----------------------------------
                                                              Title:  AUTHORIZED SIGNATORY
                                                                    -----------------------------------



                                                              LEONARDO, L.P.

                                                              By:   Leonardo Capital Management, Inc.
                                                              Its:  General Partner

                                                                    By:         Angelo, Gordon & Co., L.P.
                                                                    Its:        Director

                                                              By:  /s/ JOSEPH R. WEKSELBLATT
                                                                  -------------------------------------
                                                              Name:  JOSEPH R. WESKELBLATT
                                                                    -----------------------------------
                                                              Title:  AUTHORIZED SIGNATORY
                                                                    -----------------------------------



                               SCHEDULE OF BUYERS

                                          INVESTOR ADDRESS                                 INVESTOR'S LEGAL REPRESENTATIVE'S
INVESTOR'S NAME                           AND FACSIMILE NUMBER                             ADDRESS AND FACSIMILE NUMBER

HFTP Investment L.L.C.                    c/o Promethean Asset Management L.L.C.           Katten Muchin  Rosenman LLP
                                          55 Fifth Avenue                                  525 W. Monroe Street
                                          17th Floor                                       Chicago, Illinois 60661-3693
                                          New York, New York 10003                         Attention: Mark D. Wood, Esq.
                                          Attention: Robert J. Brantman                    Telephone: (312) 902-5200
                                          Telephone: (212) 702-5200                        Facsimile: (312) 902-1061
                                          Facsimile: (212) 758-9620

Gaia Offshore Master Fund, Ltd.           c/o Promethean Asset Management L.L.C.           Katten Muchin Rosenman LLP
                                          55 Fifth Avenue                                  525 W. Monroe Street
                                          17th Floor                                       Chicago, Illinois 60661-3693
                                          New York, New York 10003                         Attention: Mark D. Wood, Esq.
                                          Attention: Robert J. Brantman                    Telephone: (312) 902-5200
                                          Telephone: (212) 702-5200                        Facsimile: (312) 902-1061
                                          Facsimile: (212) 758-9620

Caerus Fund Ltd.                          c/o Promethean Asset Management L.L.C.           Katten Muchin Rosenman LLP
                                          55 Fifth Avenue                                  525 W. Monroe Street
                                          17th Floor                                       Chicago, Illinois 60661-3693
                                          New York, New York 10003                         Attention: Mark D. Wood, Esq.
                                          Attention: Robert J. Brantman                    Telephone: (312) 902-5200
                                          Telephone: (212) 702-5200                        Facsimile: (312) 902-1061
                                          Facsimile: (212) 758-9620

Promethean II Master, L.P.                c/o Promethean Asset Management L.L.C.           Katten Muchin Rosenman LLP
                                          55 Fifth Avenue                                  525 W. Monroe Street
                                          17th Floor                                       Chicago, Illinois 60661-3693
                                          New York, New York 10003                         Attention: Mark D. Wood, Esq.
                                          Attention: Robert J. Brantman                    Telephone: (312) 902-5200
                                          Telephone: (212) 702-5200                        Facsimile: (312) 902-1061
                                          Facsimile: (212) 758-9620

AG Offshore Convertibles, Ltd.            c/o Angelo, Gordon & Co.                         Paul, Weiss, Rifkind, Wharton & Garrison
                                          245 Park Avenue                                  LLP
                                          New York, New York 10167                         1285 Avenue of the Americas
                                          Attention:  Gary I. Wolf                         New York, New York 10019
                                          Telephone: (212) 692-2058                        Attention:  Douglas A. Cifu
                                          Facsimile:  (212) 867-6449                       Telephone: (212) 373-3000
                                                                                           Facsimile:   (212)  759-3990

Leonardo, L.P.                            c/o Angelo, Gordon & Co.                         Paul, Weiss, Rifkind, Wharton & Garrison
                                          245 Park Avenue                                  LLP
                                          New York, New York 10167                         1285 Avenue of the Americas
                                          Attention:  Gary I. Wolf                         New York, New York 10019
                                          Telephone: (212) 692-2058                        Attention:  Douglas A. Cifu
                                          Facsimile:  (212) 867-6449                       Telephone: (212) 373-3000
                                                                                           Facsimile:   (212)  759-3990

                                                                       EXHIBIT B
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:

         RE:  GALAXY ENERGY CORPORATION

Ladies and Gentlemen:

         We are counsel to Galaxy Energy Corporation, a Colorado corporation (the "COMPANY"), and have represented the Company in connection with that certain issuance and sale to certain senior secured creditors (the "HOLDERS") of the Company, shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK"), pursuant to that certain November 2006 Waiver and Amendment Agreement, dated as of November 29, 2006 (the "NOVEMBER 2006 WAIVER AND AMENDMENT"). Pursuant to the November 2006 Waiver and Amendment, the Company also has entered into a Registration Rights Agreement with the Holders, dated as of November 29, 2006 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issued pursuant to the November 2006 Waiver and Amendment, under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form [S-__] (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

         In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                        Very truly yours,

                                        [ISSUER'S COUNSEL]

                                        By:
                                           -------------------------------------
cc:      [LIST NAMES OF HOLDERS]